For period ending February 28, 1997
File number 811-4312                                        Exhibit 77D


PaineWebber Mutual Fund Trust


  California Tax-Free Income Fund and National Tax-Free Income Fund amended its non-fundamental investment policies to permit investment in municipal securities rated below investment grade.

FORM 10f-3     FUND:  National Tax-Free Income Fund


Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.   Issuer:    Cal Met Wtr

Date of Purchase: 11-27-96

3.  Date offering commenced:   11-26-96

4.   Underwriters from whom purchased:  B-S/250  S-B/250  Leh/100  ML/250
M-S/150   Pru/125

5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

6.   Aggregate principal amount of purchase:  Market Value  10,007,223

7.   Aggregate principal amount of offering:  377,500M

8.   Purchase price (net of fees and expenses):  90 7/8

9.   Initial public offering price:    90 7/8

10.  Commission, spread or profit:           %         $  5.50

11.  Have the following conditions been satisfied?      YES             NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                   ____X___

b.   The securities were purchased  prior to the
end of the end first full  business day of  the
offering  at  not more than the initial offering
price (or, if a  rights  offering, the securities
were  purchased  on or before the  fourth day
preceding the  day  on which the offering
terminated.                                             ____X___

c.   The underwriting was a firm commitment
underwriting.                                           ___X___

d.   The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                      ____X___

e.  (1)  If securities are registered under
the Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     ____X___

    (2)  If securities are municipal  securities,
the issue of securities has received an investment
grade rating from  a nationally recognized
statistical  rating organization or, if the
issuer or entity supplying the  revenues from
which the issue  is to be paid shall have been
in  continuous operation for less than  three
years (including any predecessor), the issue has
received one of the three  highest ratings from
at least one such rating organization.                  ____X___

f.   The amount of such securities purchased
by all of the investment companies advised by
Mitchell Hutchins did not exceed 4% of the
principal amount of the offering or $500,000
in principal amount, whichever is greater,
provided that in no event did such amount
exceed 10% of the principal amount of the offering.     ____X___


g.   The purchase price was less than 3% of the
Fund's total assets.                                    ____X___

h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale
or, with respect to municipal securities, no
purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 ____X___



Approved:   Richard S. Murphy                Date:  December 2, 1996

FORM 10f-3     FUND:  National Tax-Free Income Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  New York State Dormanth City University

2.   Date of Purchase:   8-30-96

3.  Date offering commenced:   8-28-96

4.   Underwriters from whom purchased:     Smith Barney

5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

6.   Aggregate principal amount of purchase:   11,982,115.8

7.   Aggregate principal amount of offering:   395,250,000

8.   Purchase price (net of fees and expenses):   102.938 - 7-1-02
/ 102.79 7-1-03

9.   Initial public offering price:     102.538 - 7-1-02 / 102.75  7-1-03

10.  Commission, spread or profit:           --%       $ --

11.  Have the following conditions been satisfied?      YES           NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                   ____X___

b.   The securities were purchased  prior to the
end of the end first full  business day of  the
offering  at  not more than the initial offering
price (or, if a  rights  offering, the securities
were  purchased  on or before the  fourth day
preceding the  day  on which the offering
terminated.                                                        ____X__

c.   The underwriting was a firm commitment
underwriting.                                           ___X___

d.   The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                      ____X___

e.  (1)  If securities are registered under
the Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.                  ____X_

    (2)  If securities are municipal  securities,
the issue of securities has received an investment
grade rating from  a nationally recognized
statistical  rating organization or, if the
issuer or entity supplying the  revenues from
which the issue  is to be paid shall have been
in  continuous operation for less than  three
years (including any predecessor), the issue has
received one of the three  highest ratings from
at least one such rating organization.                  ____X___

f.   The amount of such securities purchased
by all of the investment companies advised by
Mitchell Hutchins did not exceed 4% of the
principal amount of the offering or $500,000
in principal amount, whichever is greater,
provided that in no event did such amount
exceed 10% of the principal amount of the offering.     ____X___


g.   The purchase price was less than 3% of the
Fund's total assets.                                    ____X___

h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale
or, with respect to municipal securities, no
purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 ____X___



Approved:   Richard S. Murphy                Date:  December 2, 1996

FORM 10f-3     FUND:     National Tax-Free Income Fund


Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:   MAC for New York City

2.   Date of Purchase:   4-26-96

3.  Date offering commenced:   4-24-96

4.   Underwriters from whom purchased:   Goldman Sachs

5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

6.   Aggregate principal amount of purchase:   4MM

7.   Aggregate principal amount of offering:   820MM

8.   Purchase price (net of fees and expenses):  4.55 YTM

9.   Initial public offering price:    4/53 YTM

10.  Commission, spread or profit:           %         $  5.00

11.  Have the following conditions been satisfied?      YES             NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                   ____X___

b.   The securities were purchased  prior to the
end of the end first full  business day of  the
offering  at  not more than the initial offering
price (or, if a  rights  offering, the securities
were  purchased  on or before the  fourth day
preceding the  day  on which the offering
terminated.                                             ____X___

c.   The underwriting was a firm commitment
underwriting.                                           _______

d.   The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                      ____X___

e.  (1)  If securities are registered under
the Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     ____X___

    (2)  If securities are municipal  securities,
the issue of securities has received an investment
grade rating from  a nationally recognized
statistical  rating organization or, if the
issuer or entity supplying the  revenues from
which the issue  is to be paid shall have been
in  continuous operation for less than  three
years (including any predecessor), the issue has
received one of the three  highest ratings from
at least one such rating organization.                  ____X___

f.   The amount of such securities purchased
by all of the investment companies advised by
Mitchell Hutchins did not exceed 4% of the
principal amount of the offering or $500,000
in principal amount, whichever is greater,
provided that in no event did such amount
exceed 10% of the principal amount of the offering.     ____X___


g.   The purchase price was less than 3% of the
Fund's total assets.                                    ____X___

h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale
or, with respect to municipal securities, no
purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 ____X___



Approved:   Richard S. Murphy                Date:  December 2, 1996

FORM 10f-3     FUND:    National Tax-Free Income Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:  Puerto Rico Highway

2.   Date of Purchase:   3-29-96

3.  Date offering commenced:    3-29-96

4.   Underwriters from whom purchased:   Merrill Lynch

5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

6.   Aggregate principal amount of purchase:  8,225MM

7.   Aggregate principal amount of offering:  1,075MM

8.   Purchase price (net of fees and expenses):  5.75N

9.   Initial public offering price:    5.75N

10.  Commission, spread or profit:           %    $  6.25

11.  Have the following conditions been satisfied?      YES             NO


a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                   ____X___

b.   The securities were purchased  prior to the
end of the end first full  business day of  the
offering  at  not more than the initial offering
price (or, if a  rights  offering, the securities
were  purchased  on or before the  fourth day
preceding the  day  on which the offering
terminated.                                             ____X___

c.   The underwriting was a firm commitment
underwriting.                                           ___X___

d.   The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                      ____X___

e.  (1)  If securities are registered under
the Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     ____X___

    (2)  If securities are municipal  securities,
the issue of securities has received an investment
grade rating from  a nationally recognized
statistical  rating organization or, if the
issuer or entity supplying the  revenues from
which the issue  is to be paid shall have been
in  continuous operation for less than  three
years (including any predecessor), the issue has
received one of the three  highest ratings from
at least one such rating organization.                  ____X___

f.   The amount of such securities purchased
by all of the investment companies advised by
Mitchell Hutchins did not exceed 4% of the
principal amount of the offering or $500,000
in principal amount, whichever is greater,
provided that in no event did such amount
exceed 10% of the principal amount of the offering.     ____X___


g.   The purchase price was less than 3% of the
Fund's total assets.                                    ____X___

h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale
or, with respect to municipal securities, no
purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 ____X___



Approved:   Richard S. Murphy                Date:  December 2, 1996

FORM 10f-3     FUND:     National Tax-Free Income Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:   Texas Wtr

2.   Date of Purchase:    3-21-96

3.  Date offering commenced:    3-20-96

4.   Underwriters from whom purchased:   Smith Barney

5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

6.   Aggregate principal amount of purchase:   5,605M

7.   Aggregate principal amount of offering:   200MM

8.   Purchase price (net of fees and expenses):   107.104

9.   Initial public offering price:     107.104

10.  Commission, spread or profit:           %    $  5.00

11.  Have the following conditions been satisfied?      YES             NO

a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                   ____X___

b.   The securities were purchased  prior to the
end of the end first full  business day of  the
offering  at  not more than the initial offering
price (or, if a  rights  offering, the securities
were  purchased  on or before the  fourth day
preceding the  day  on which the offering
terminated.                                             ____X___

c.   The underwriting was a firm commitment
underwriting.                                           ___X___

d.   The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                      ____X___

e.  (1)  If securities are registered under
the Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     ____X___

    (2)  If securities are municipal  securities,
the issue of securities has received an investment
grade rating from  a nationally recognized
statistical  rating organization or, if the
issuer or entity supplying the  revenues from
which the issue  is to be paid shall have been
in  continuous operation for less than  three
years (including any predecessor), the issue has
received one of the three  highest ratings from
at least one such rating organization.                  ____X___

f.   The amount of such securities purchased
by all of the investment companies advised by
Mitchell Hutchins did not exceed 4% of the
principal amount of the offering or $500,000
in principal amount, whichever is greater,
provided that in no event did such amount
exceed 10% of the principal amount of the offering.     ____X___


g.   The purchase price was less than 3% of the
Fund's total assets.                                    ____X___

h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale
or, with respect to municipal securities, no
purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 ____X___



Approved:   Richard S. Murphy                Date:  December 2, 1996

FORM 10f-3     FUND:     National Tax-Free Income Fund
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:   Gainesville Florida Utility

2.   Date of Purchase:   2-2-96

3.  Date offering commenced:    2-2-96
4.   Underwriters from whom purchased:   Goldman Sachs

5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

6.   Aggregate principal amount of purchase:   1,000M

7.   Aggregate principal amount of offering:   142MM

8.   Purchase price (net of fees and expenses):  5.28

9.   Initial public offering price:     5.28

10.  Commission, spread or profit:           .05 %     $

11.  Have the following conditions been satisfied?      YES             NO

a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                   ____X___

b.   The securities were purchased  prior to the
end of the end first full  business day of  the
offering  at  not more than the initial offering
price (or, if a  rights  offering, the securities
were  purchased  on or before the  fourth day
preceding the  day  on which the offering
terminated.                                             ____X___

c.   The underwriting was a firm commitment
underwriting.                                           ___X___

d.   The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                      ____X___

e.  (1)  If securities are registered under
the Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     ____X___

    (2)  If securities are municipal  securities,
the issue of securities has received an investment
grade rating from  a nationally recognized
statistical  rating organization or, if the
issuer or entity supplying the  revenues from
which the issue  is to be paid shall have been
in  continuous operation for less than  three
years (including any predecessor), the issue has
received one of the three  highest ratings from
at least one such rating organization.                  ____X___

f.   The amount of such securities purchased
by all of the investment companies advised by
Mitchell Hutchins did not exceed 4% of the
principal amount of the offering or $500,000
in principal amount, whichever is greater,
provided that in no event did such amount
exceed 10% of the principal amount of the offering.     ____X___


g.   The purchase price was less than 3% of the
Fund's total assets.                                    ____X___

h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale
or, with respect to municipal securities, no
purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 ____X___



Approved:   Richard S. Murphy                Date:  December 2, 1996

FORM 10f-3     FUND:     California Tax-Free Income Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.   Issuer:   Metropolitan Water District of Southern California

2.   Date of Purchase:    2-15-96

3.  Date offering commenced:   2-15-96

4.   Underwriters from whom purchased:   Smith Barney

5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber

6.   Aggregate principal amount of purchase:   5,280.00

7.   Aggregate principal amount of offering:   259,075.00

8.   Purchase price (net of fees and expenses):  93.829

9.   Initial public offering price:     93,829

10.  Commission, spread or profit:           %    $  6.18

11.  Have the following conditions been satisfied?      YES            NO

a.   The securities are part of an issue registered
under the Securities Act of 1933 which is being
offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities
Exchange Act of 1934.                                   ____X___

b.   The securities were purchased  prior to the
end of the end first full  business day of  the
offering  at  not more than the initial offering
price (or, if a  rights  offering, the securities
were  purchased  on or before the  fourth day
preceding the  day  on which the offering
terminated.                                             ____X___

c.   The underwriting was a firm commitment
underwriting.                                           ___X___

d.   The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                      ____X___

e.  (1)  If securities are registered under
the Securities Act of 1933, the issuer of the
securities and its predecessor have been in
continuous operation for not less than three years.     ____X___

    (2)  If securities are municipal  securities,
the issue of securities has received an investment
grade rating from  a nationally recognized
statistical  rating organization or, if the
issuer or entity supplying the  revenues from
which the issue  is to be paid shall have been
in  continuous operation for less than  three
years (including any predecessor), the issue has
received one of the three  highest ratings from
at least one such rating organization.                  ____X___

f.   The amount of such securities purchased
by all of the investment companies advised by
Mitchell Hutchins did not exceed 4% of the
principal amount of the offering or $500,000
in principal amount, whichever is greater,
provided that in no event did such amount
exceed 10% of the principal amount of the offering.     ____X___


g.   The purchase price was less than 3% of the
Fund's total assets.                                    ____X___

h.   No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sale
or, with respect to municipal securities, no
purchases were designated as group sales or
otherwise allocated to the account of any
Affiliated Underwriter.                                 ____X___





Approved:  Cynthia Bow        Date:  February 1996